Exhibit 10.5

THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK.  HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Option to Purchase
2,000,000 shares	Option Number 2

Common Stock Purchase Option
of
MedCAREERS GROUP, INC.

THIS CERTIFIES that Garret Armes, or any subsequent permitted holder hereof (“Holder”) has the right to purchase from MedCAREERS GROUP, INC., a Nevada Company (the “Company”), up to 2,000,000 fully paid and nonassessable shares, of the Company's common stock, $0.001 par value per share (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time during the Term of this Option (as defined below).

Holder agrees with the Company that this Option to Purchase Common Stock of the Company (this “Option” or this “Agreement”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.           Date of Issuance and Term.

This Option shall be deemed to be issued on November 15, 2010 (“Date of Issuance”).  The term of this Option begins on the Date of Issuance and ends at 5:00 p.m., Central Standard Time, on the fifth anniversary date of the Date of Issuance (the “Term”).  This Option was issued in connection with Holder’s employment agreement.

2.           Exercise.

(a) Manner of Exercise. During the Term, this Option may be Exercised, but only to the extent the Option has vested pursuant to Section 11 below, as to all or any lesser number of full shares of Common Stock covered hereby (the “Option Shares” or the “Shares”) upon surrender of this Option, with the Notice of Exercise Form attached hereto as Exhibit A (the “Notice of Exercise”) duly completed and executed, together with the full Exercise Price (as defined below, which may be satisfied by either a Cash Exercise or a Cashless Exercise, as each is defined below, for each share of Common Stock as to which this Option is Exercised, at the office of the Company, Attn: CEO and delivered to such location as the Company may then be located or such other office or agency as the Company may designate in writing, by overnight mail, by facsimile (such surrender and payment of the Exercise Price hereinafter called the “Exercise” of this Option).   In the case of a Cashless Exercise, the Exercise Price is deemed to have been delivered upon the Holder’s delivery of a Notice of Exercise to the Company.

(b)  Date of Exercise.  The “Date of Exercise” of the Option shall be defined as the date that a copy of the Notice of Exercise Form attached hereto as Exhibit A, completed and executed, is sent by facsimile to the Company or its transfer agent (“Transfer Agent”) (including but not limited to a scanned “PDF” file which is delivered as an attachment to an e-mail to the Company), provided that the original Option (if delivery of the original Option is required pursuant to Section 2(k) hereof) and Notice of Exercise Form are received by the Company and the Exercise Price is satisfied, each as soon as practicable thereafter.  Alternatively, the Date of Exercise shall be defined as the date the original Notice of Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.  Upon delivery of the Notice of Exercise Form to the Company by facsimile or otherwise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Option Shares with respect to which this Option has been exercised, irrespective of the date delivery of the certificates evidencing such Option Shares are made.  The Company shall deliver any objection to any Notice of Exercise within five (5) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of Atlanta, Georgia are authorized or required by law or executive order to remain closed.

(c)  Delivery of Common Stock Upon Exercise.  Within ten (10) Trading Days from the delivery to the Company of the Notice of Exercise, surrender of this Option (if required) and payment of the aggregate Exercise Price (which, in the case of a Cashless Exercise, shall be deemed to have been paid upon the submission by the Holder of a Notice of Exercise)(the “Option Shares Delivery Deadline”), the Company shall issue and deliver (or cause its transfer agent so to issue and deliver) in accordance with the terms hereof to or upon the order of the Holder that number of shares of Common Stock (“Exercise Shares”) for the portion of this Option converted as shall be determined in accordance herewith.  Upon the Exercise of this Option or any part thereof, the Company shall, at its own cost and expense, take all necessary action, which shall not include obtaining and delivering an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Holder (or its nominee) or such other persons as designated by Holder and in such denominations to be specified at Exercise representing the number of shares of Common Stock issuable upon such Exercise, which action shall be the sole responsibility of Holder. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Holder, in the event the Exercise Shares are eligible to be issued without legend pursuant to Rule 144 under the Securities Act of 1933, as amended (the “1933 Act” or the “Securities Act”) in the reasonable determination of the Company’s counsel, upon receipt from the Holder of an opinion of counsel as to the fact that such Exercise Shares are eligible to be issued without legend, the Exercise Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Exercise Shares if the Unrestricted Conditions (as defined below) are met, and the Holder has supplied the Company with an opinion of counsel as to such fact, acceptable to the Company, which acceptance shall not be unreasonably withheld.

(d)  Maximum Interest Rate.  Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

(e)  Revocation of Exercise Upon Delivery Failure.  In addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Exercise Shares by the Option Shares Delivery Deadline, the Holder will be entitled to revoke all or part of the relevant Notice of Exercise by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice.

(f)  Legends.

(i) Restrictive Legend. The Holder understands that (a) the Option and, (b) until such time as Exercise Shares have been registered under the 1933 Act, if ever, or, may be sold pursuant to Rule 144 under the 1933 Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exercise Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

         “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

(ii) Removal of Restrictive Legends.  Certificates evidencing the Exercise Shares shall not contain any legend restricting the transfer thereof (including the legend set forth above in subsection 2(f)(i)): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any valid and applicable sale of such Exercise Shares pursuant to Rule 144, which determination shall be made in the sole determination of the Company’s counsel, provided that the Company may request an opinion from Holder as to the applicability of such rule, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)), which determination shall be made in the sole determination of the Company’s counsel (collectively, the “Unrestricted Conditions”). If the Unrestricted Conditions are met at the time of issuance or resale of Exercise Shares, then such Exercise Shares shall be issued free of all legends.

(iii) Sale of Unlegended Shares.  Holder agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 2(f)(i) above is predicated upon the Company’s reliance that the Holder will sell any Exercise Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(g) Cancellation of Option.  This Option shall be cancelled upon the full Exercise of this Option, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Option, and if this Option is not Exercised in full, Holder shall be entitled to receive a new Option (containing terms identical to this Option) representing any unexercised portion of this Option in addition to such Common Stock.

(h)  Holder of Record.  Each person in whose name any Option for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Option, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Option.  Nothing in this Option shall be construed as conferring upon Holder any rights as a stockholder of the Company.

(i)  Delivery of Electronic Shares.   In lieu of delivering physical certificates representing the unlegended shares of Common Stock issuable upon Exercise (the “Unlegended Shares”), provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon written request of the Holder, so long as the certificates therefor do not bear a legend, and are not required to bear a legend, and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares to the Holder by crediting the account of the Holder's broker with DTC identified in the written request through its Deposit Withdrawal Agent Commission (“DWAC”) system. Otherwise, delivery of the Common Stock shall be by physical delivery to the address specified by the Holder in the Notice of Exercise.  The time periods for delivery and liquidated damages described herein shall apply to the electronic transmittals described herein, or to physical delivery, whichever is applicable.

(j)  Surrender of Option Upon Exercise; Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon Exercise of this Option in accordance with the terms hereof, the Holder shall not be required to physically surrender the original Option Certificate to the Company unless all of this Option is Exercised, in which case such Holder shall deliver the original Option being Exercised to the Company promptly following the Date of Exercise at issue.  Partial exercises of this Option resulting in purchases of a portion of the total number of Option Shares available hereunder shall have the effect of lowering the outstanding number of Option Shares purchasable hereunder in an amount equal to the applicable number of Option Shares purchased.  The Holder and the Company shall maintain records showing the amount of this Option that is so Exercised and the dates of such Exercises or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this original Option upon each such Exercise.  In the event of any dispute or discrepancy, such records of the Holder shall be controlling and determinative in the absence of manifest error.  The Holder and any assignee, by acceptance of this Option, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Option Shares hereunder, the number of Option Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

3.           Exercise Price.  The Exercise Price (“Exercise Price”) shall be $0.25 per share, subject to adjustment pursuant to the terms hereof, including but not limited to Section 5 below.  Payment of the Exercise Price may be made by either of the following or a combination thereof, at the election of holder:

(i)                 Cash Exercise: The Holder may exercise this Option in cash, via bank or cashiers check or via wire transfer (a “Cash Exercise”); or

(ii)                 Cashless Exercise:  The Holder, at its option, in the event the Market Price (defined below) of the Company’s Common Stock is greater than the Exercise Price, may exercise this Option in one or more cashless exercise transactions, subject to the following sentence.  In the event a registration statement is in effect which relates to some or all of the Option Shares, the Holder shall be required to affect a Cash Exercise of this Option until such time as the Holder has extinguished the full number of registered Option Shares, at which time the Holder shall be eligible for a Cashless Exercise for the remaining unregistered Option Shares, if any. In order to effect a Cashless Exercise, the Holder shall surrender this Option at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula (a “Cashless Exercise”), assuming that the Exercise Price is less than the Market Price (as defined below):

X = Y (A-B)/A

where:
X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Option is being Exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), where “Market Price,” as of any date, means the Closing Price (as defined herein) of the Company’s Common Stock during the five (5) consecutive Trading Day period immediately preceding the date of Exercise, or other applicable date).

B = the applicable Exercise Price.

As used herein, the “Closing Price” for any security as of any date means the closing sales price on the principal trading market for such security, the closing sales price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or, if no closing sales price is reported for such security, the average of the closing bid and ask price for such security on the principal securities exchange or trading market where such security is listed or traded, or if applicable as listed in the “pink sheets” by the National Quotation Bureau, Inc.  “Trading Day” shall mean any day on which the Common Sock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon Exercise of this Option in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Option was issued.  Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon Exercise of this Option in a Cashless Exercise transaction shall be deemed to have commenced on the date this Option was issued.

4.           Transfer and Registration.

Subject to the provisions of Section 8 of this Option, this Option may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Option properly completed and endorsed.  This Option shall be cancelled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Option or Options as to the portion of this Option transferred, and Holder shall be entitled to receive a new Option as to the portion hereof retained.

5.           Adjustments; Additional Adjustments; Purchase Rights.

(a)  Recapitalization or Reclassification.  If the Company shall at any time prior to end of the Term, effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares (each a “Recapitalization”), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Option shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the applicable Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of a decrease in the number of shares, proportionally increased.  The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(a).

 (b)  Exercise Price Adjusted.  As used in this Option, the term “Exercise Price” shall mean the applicable purchase price per share specified in Section 3 of this Option, until the occurrence of an event stated in this Section 5 or otherwise set forth in this Option, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection.  No such adjustment under this Section 5 shall be made unless such adjustment would change the applicable Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the applicable Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the applicable Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

(c)  Adjustments: Additional Shares, Securities or Assets.  In the event that at any time, as a result of an adjustment made pursuant to this Section 5 or otherwise, Holder shall, upon Exercise of this Option, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

 (d)  Subdivision or Combination of Common Stock.  If the Company at any time prior to the end of the Term subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares represented by this Option shall proportionally increase.  If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares represented by this Option shall proportionally decrease.

6.           Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Option, but on Exercise of this Option, Holder may purchase only a whole number of shares of Common Stock.  If, on Exercise of this Option, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Exercise shall be the next closest number of whole shares.

7.           Reservation of Shares.

From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) equal to 100% (the “Minimum Option Share Reservation Amount”) of such number as shall be sufficient for the Exercise of this Option and payment of the Exercise Price in full. If at any time the number of shares of Common Stock authorized and reserved for issuance is below 100% of the number of shares sufficient for the Exercise of this Option (a “Share Authorization Failure”)(based on the Exercise Price in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares such that the number of shares authorized and reserved for the Exercise of this Option shall exceed the Minimum Option Share Reservation Amount. The Company covenants and agrees that upon the Exercise of this Option, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to liens, claims, preemptive rights, rights of first refusal or similar rights of any person or entity.

8.           Restrictions on Transfer.

(a) Registration or Exemption Required.  This Option has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D of the 1933 Act. The Option and the Common Stock issuable upon the Exercise of this Option may not be transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

(b) Assignment.  If Holder can provide the Company with reasonably satisfactory evidence that the conditions above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Option, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Option shall be assigned and the respective number of options to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such notice, and shall deliver to the assignee(s) designated by Holder an Option or Options of like tenor and terms for the appropriate number of shares.

9.           Noncircumvention.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Option.

10.           Remedies, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Option, if any, shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Option.  The Company acknowledges that a breach by it of its obligations hereunder could cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Option could seek, in addition to all other available remedies, an injunction restraining any breach.

11.           Vesting.  This option shall vest at the rate of 1/3 each year (1,333,333 option shares) on each of the following three anniversary dates of this Agreement provided that Holder is still employed by the Company on said anniversary.  If Holder voluntarily resigns from his employment, any vested options shall remain in effect for a period of one year after said resignation.  If the Holder’s employment is terminated for cause, then the vested options shall be exercisable within 90 days of said termination after which time the options shall terminate.  Vesting of the options shall accelerate as to all options if: (a) Holder is employed at the time of one of the following triggering events: (i) there is a change of control whereby 50% or more of the Company’s common stock is acquired by a third party; or (ii) substantially all of the assets of the Nurses Lounge business unit are acquired by a third party in an arms-length transaction.  Only vested options may be Exercised by Holder.  The preceding vesting schedules refers to any options that are validly assigned even if Holder is no longer the Holder.  Any options that will be the terms hereof will never vest shall be terminated and cancelled.

12.           Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Option Shares issuable upon any exercise of this Option, the Company shall promptly issue to the Holder the number of Option Shares that are not disputed and resolve such dispute in accordance with this subsection.  In the case of a dispute as to the determination of the closing price or the Closing Price of the Company’s Common Stock or the arithmetic calculation of the Exercise Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within five (5) Business Days of receipt, or deemed receipt, of the Notice of Exercise or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within five (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within five (5) Business Days submit via facsimile (i) the disputed determination of the closing price or the Closing Price of the Company’s Common Stock to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld, or (ii), the disputed arithmetic calculation of the Exercise Price to the Company’s independent, outside accountant or (or any other matter referred to above that is not expressly designated to the independent investment bank or the independent outside accountant pursuant to an expert attorney from a nationally recognized outside law firm (having at least 50 attorneys and having with no prior relationship with the Company) selected by the Company and approved by the Holder. The Company, at the Company’s expense, shall cause the investment bank or the accountant, law firm, or other expert, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error (collectively, the “Dispute Resolution Procedures”).

13.           Benefits of this Option.

Nothing in this Option shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Option and this Option shall be for the sole and exclusive benefit of the Company and Holder.

14.           Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Atlanta, Georgia or the State in which the Holder resides.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Atlanta, Georgia or the state where the Holder resides for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

15.           Loss of Option.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver a new Option of like tenor and date.

16.           Notice or Demands.

Notices or demands pursuant to this Option to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Option to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder.

17.           Amendment.  This Option may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

18.           Capacity.   Each signatory below confirms and acknowledges that they have received valid authorization and that each respective party has authorized such signatory to sign this Option on such party’s behalf.

19.           Entire Agreement.   This Agreement is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Agreement.

20.           Effect of Facsimile and Photocopied Signatures. This Option may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Option or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Option signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Option shall be effective as an original for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Option effective as of November 18, 2010.

MedCAREERS GROUP, INC. By:________________________ Chief Executive Officer

HOLDER:

By: /s/ Garret Armes

If entity named above:

Print Name of Signatory:_____________________________________

Signature of Signatory:______________________________________

Signatory’s Position With Entity:______________________________________

EXHIBIT A

NOTICE OF EXERCISE FORM FOR OPTION

TO:  MedCAREERS GROUP, INC.

The undersigned hereby irrevocably Exercises the right to purchase ____________ of the shares of Common Stock (the “Common Stock”) of MedCAREERS GROUP, INC., a Nevada Company (the “Company”), evidenced by the attached option (Option #____, the “Option”), and herewith makes payment of the applicable Exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

1.           The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on Exercise of the Option, except in accordance with the applicable provisions of the Option.

2.           The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and an option representing any unexercised portion hereof be issued, pursuant to the Option in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:________

Signature Print Name Address

NOTICE

The signature to the foregoing Notice of Exercise Form must correspond to the name as written upon the face of the attached Option in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder
desiring to transfer the Option)

FOR VALUE RECEIVED, the undersigned holder of the attached option (Option #____, the “Option”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of MedCAREERS GROUP, Inc., a Nevada Company, with an exercise price of $______ per share, evidenced by the attached Option and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Option on the books of the Company, with full power of substitution in the premises.

Dated:_________	______________________________ Signature

Fill in for new registration of Option:

 ___________________________________
Name

___________________________________
Address

___________________________________
Please print name and address of assignee
(including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Option in every particular, without alteration or enlargement or any change whatsoever.